STOCK PURCHASE AGREEMENT
                            ------------------------


     This Stock Purchase Agreement (the "Agreement") is made and entered into this 14th day of September, 2004, by and among Peregrine Enterprises, Inc., a New York corporation (the "Company" or "Peregrine"), Philip Eisenberg, individually ("Eisenberg" or "Seller"), RCI Entertainment (New York) Inc., a New York corporation ("Purchaser" or "RCI New York"), and Rick's Cabaret International, Inc., a Texas corporation ("Rick's").

     WHEREAS, Seller owns 100 shares of common stock, no par value (the "Shares") of the Company, which Shares represent all of the shares of capital stock of Peregrine presently outstanding; and

     WHEREAS,  Eisenberg  serves  as  President  to  the  Company;  and

     WHEREAS, Peregrine owns and operates an adult entertainment cabaret known as The Paradise Club ("The Paradise Club") located at 50 West 33rd Street, New York, New York (the "Premises").

     WHEREAS, Seller desires to sell the Shares of Peregrine to RCI New York on the terms and conditions set forth herein; and

     WHEREAS, RCI New York desires to purchase the Shares of Peregrine from Seller on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements and the respective representations and warranties herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    ARTICLE I
                         PURCHASE AND SALE OF THE SHARES

     Section  1.1   Sale of the Shares.  Subject to the terms and conditions set
                    ------------------
forth in this Agreement, at the Closing (as hereinafter defined) Seller hereby agrees to sell, transfer, convey and deliver to RCI New York all of the Shares of common stock of Peregrine, free and clear of all encumbrances, which represents all of the outstanding capital stock of Peregrine, and shall deliver to RCI New York stock certificates representing the Shares, duly endorsed to RCI New York or accompanied by duly executed stock powers in form and substance satisfactory to RCI New York.

     Section  1.2   Purchase  Price.  As  consideration  for the purchase of the
                    ---------------
Shares, RCI New York shall pay to Seller total consideration of $7,625,000 (the "Purchase Price") payable as follows:


                      Stock  Purchase  Agreement - Page 1

               (i) $2,500,000 payable to Seller by cashier's check, certified funds or wire transfer at the Closing (as hereinafter defined); and

               (ii) $5,125,000  as evidenced by a Promissory Note (part of which is convertible as set forth below) bearing simple interest of 4.00% per annum (the "Promissory Note") payable commencing 120 days after the Closing as follows: (a) the payment of $58,333.33 per month for twenty-four (24) consecutive months; (b) the payment of $63,333.33 for twenty-four (24) consecutive months; (c) the payment of $68,333.33 for twelve (12) consecutive months; and (d) a lump sum payment of the remaining balance to be paid on the sixty-first (61st) month. All payments shall be credited first to accrued interest and thereafter to principal on the Promissory Note. $2,000,000 of the principal amount of the Promissory Note is convertible into shares of restricted common stock of Rick's Cabaret International, Inc. ("Rick's Common Stock") as follows: (1) $200,000 convertible at $4.00 per share; (2) $225,000 convertible at $4.50 per share; (3) $250,000 convertible at $5.00 per share; (4) $275,000 convertible at $5.50 per share; (5) $300,000 convertible at $6.00 per share; (6) $325,000 convertible at $6.50 per share; (7) $350,000 convertible at $7.00 per share; and (8) $75,000 convertible at $7.50 per share. RCI New York shall not have the right to force conversion of the Promissory Note. The Promissory Note shall be secured by the shares and the assets of RCI New York and Peregrine, including a collateral reassignment of the lease for the business premises at 50 West 33rd Street, New York, New York. A copy of the Form Promissory Note is attached hereto as Exhibit 1.2.

     Section 1.3    Payments into Escrow.  As of the date of execution of this
                    --------------------
Agreement, the Purchaser has deposited $800,000 in an escrow account (the "Escrow") with Prestige Title Agency, Inc., Brooklyn, New York (the "Escrow Agent"). The $800,000 shall be held in Escrow until the Closing as defined herein.

     If the NYS liquor authority for the State of New York denies the addition of a representative of Purchaser to the existing Liquor License which allows for the sale of liquor on the Premises (the "Liquor License") by December 1, 2004, then the Purchaser or Peregrine will have the right at any time thereafter, by written notice to the other party to terminate this Agreement and the Purchaser shall be refunded all funds then held in Escrow except for $150,000, which shall have been or be paid to Peregrine. The Purchaser and Peregrine will use their best efforts on the date of execution hereof to cause a representative of the Purchaser to be added to the existing Liquor License. If the Closing does occur then the $800,000 held in Escrow will be paid to Peregrine and credited against the $2,500,000 due at Closing. If Purchaser, through no fault of Peregrine, fails to close the transaction by December 1, 2004, time being of the essence, Peregrine shall be entitled, as its sole legal or equitable remedy, to terminate this Agreement and receive and retain $250,000 deposited into Escrow by Purchaser as and for its liquidated damages. The balance of the funds then held in Escrow ($550,000) shall be refunded to the Purchaser. If Peregrine, through no fault of the Purchaser, fails to the close the transaction by December 1, 2004, time being of the essence, Purchaser shall have the right, in


                      Stock  Purchase  Agreement - Page 2
lieu of any other legal or equitable remedy, to either seek specific performance of this Agreement or to terminate this Agreement and receive back all sums deposited into Escrow. In no event shall any party be liable to the other for any consequential, special or punitive damages.


                                   ARTICLE II
                                     CLOSING

     Section 2.1    The Closing. The closing of the transactions contemplated by
                    -----------
this Agreement shall take place on or before December 1, 2004, provided that a representative of the Purchaser has been added to the existing Liquor License by the NYS Liquor Authority of the State of New York that allows Purchaser to sell alcoholic beverages on the Premises (the "Closing Date"), at the law offices of Jaffe & Asher, LLP, 600 Third Avenue, New York, New York 10016, or at such other time and place as agreed upon among the parties hereto (the "Closing").

     Section  2.2   Delivery  and  Execution.  At  the Closing: (a) Seller shall
                    ------------------------
deliver to RCI New York certificates evidencing the Shares of Peregrine, free and clear of any liens, claims, equities, charges, options, rights of first refusal or encumbrances, duly endorsed to RCI New York or accompanied by duly executed stock powers in form and substance satisfactory to RCI New York against delivery by RCI New York to Seller of payment in an amount equal to the Purchase Price of the Shares being purchased by RCI New York in the manner set forth herein; (b) the Related Transactions (as defined below) shall be consummated concurrently with the Closing; and (c) the Conditions to Closing of Seller and RCI New York as set forth in Article V and VI, respectively, shall have been satisfied or waived in writing by the party authorized to waive such condition.

     Section  2.3   Related  Transactions.  In addition to the purchase and sale
                    ---------------------
of the Shares, the following actions shall take place contemporaneously at the Closing (collectively, the "Related Transactions"):

     (i) Seller will enter into a five (5) year covenant not to compete pursuant to the terms of which Seller will agree not to compete, either directly of indirectly, with Peregrine, the Paradise Club, RCI New York or Rick's by operating an establishment featuring live female nude or semi-nude entertainment within the corporate limits of the city of New York, New York;

     (ii) The Landlord shall consent in writing to the transfer of the Shares to the Purchaser at the time of Closing and to the continuation of the existing lease with the Purchaser as the owner of the Shares. If requested by the Landlord, Rick's or a creditworthy principal of Rick's satisfactory to the Landlord will execute a "good-guy" guaranty similar to that signed by Philip Eisenberg which guaranties the lease payments during the period of actual use and occupancy of the premises by RCI New York;

     (iii) The estoppel certificate to Purchaser from Peregrine shall have been executed and the Landlord shall consent and execute a Non-Disturbance Agreement in a form acceptable to Purchaser; and


                      Stock  Purchase  Agreement - Page 3

     (iv) Purchaser, Rick's and Peregrine, as applicable, shall execute and deliver the Promissory Note, Stock Pledge Agreements and Security Agreement securing the Promissory Note and execute and deliver the other documents required thereby. The form of Stock Pledge Agreement and Security Agreement are as annexed hereto as Exhibit 2.3 (i, ii and iii).


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                             OF SELLER AND PEREGRINE

     Seller and Peregrine, jointly and severally, hereby represent and warrant to RCI New York and Rick's as follows:

     Section 3.1.   Organization,  Good  Standing  and Qualification.  Peregrine
                    -------------------------------------------------
(i) is an entity duly organized, validly existing and in good standing under the laws of the New York, (ii) has all requisite power and authority to carry on its business, and (iii) is duly qualified to transact business and is in good standing in all jurisdictions where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect to Seller or Peregrine, respectively.

     At Closing, the authorized capital stock of Peregrine consists of 200 shares of common stock, no par value, of which 100 shares are validly issued and outstanding. There are no shares of preferred stock authorized or issued and there is no other class of capital stock authorized or issued by Peregrine. All of the issued and outstanding shares of common stock of Peregrine are owned by Seller and are fully paid and non-assessable. None of the shares issued are in violation of any preemptive rights. Peregrine has no obligation to repurchase, reacquire, or redeem any of its outstanding capital stock. There are no outstanding securities convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of Peregrine, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating Peregrine to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock, and there are no agreements or understandings with respect to the voting, sale, transfer or registration of any shares of capital stock of Peregrine.

     Section  3.2   Subsidiaries.  Peregrine  has  no  subsidiaries.
                    ------------

     Section  3.3   Ownership  of  the Shares.  Seller owns, beneficially and of
                    -------------------------
record, all of the Shares of Peregrine free and clear of any liens, claims, equities, charges, options, rights of first refusal, or encumbrances. Seller has the unrestricted right and power to transfer, convey and deliver full ownership of the Shares without the consent or agreement of any other person and without any designation, declaration or filing with any governmental authority. Upon the transfer of the Shares to RCI New York as contemplated herein, RCI New York will receive good and valid title thereto, free and clear of any liens, claims, equities, charges, options, rights of first refusal, encumbrances or other restrictions (except those imposed by applicable securities laws).


                      Stock  Purchase  Agreement - Page 4

     Section  3.4   Authorization. Seller represents that he is a person of full
                    -------------
age of majority, with full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby by and for himself. All action on the part of Seller necessary for the authorization, execution, delivery and performance of this Agreement by him has been taken and will be taken prior to Closing. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid and binding obligations of Seller enforceable against him in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting creditors' rights generally or by general equitable principles.

     All corporate action on the part of Peregrine necessary for the authorization, execution, delivery and performance of this Agreement by Peregrine has been taken or will be taken prior to the Closing. As a New York corporation, Peregrine has the requisite corporate power and authority to execute, deliver and perform this Agreement. This Agreement, when duly executed and delivered in accordance with its terms, will constitute a valid and binding obligation of Peregrine, enforceable against Peregrine in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, and other similar laws of general application relating to or affecting creditors' rights and to general equitable principles.

     Section  3.5   Seller's  Access to Information.  Seller hereby confirms and
                    -------------------------------
represents that he (a) has received a copy of Rick's Form 10-KSB for the year ended September 30, 2003, as amended, and a copy of Rick's Form 10-QSB for the quarter ended December 31, 2003, March 31, 2004 and June 30, 2004; (b) has been afforded the opportunity to ask questions of and receive answers from representatives of Rick's concerning the business and financial condition, properties, operations and prospects of Rick's; (c) has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of the transactions contemplated hereby; (d) has had an opportunity to engage and is represented by an attorney of his choice;
(e) has had an opportunity to negotiate the terms and conditions of this Agreement; (f) has been given adequate time to evaluate the merits and risks of the transactions contemplated hereby; and (g) has been provided with and given an opportunity to review all current information about Rick's. Seller has asked such questions about Rick's as he desires to ask and all such questions have been answered to the full satisfaction of Seller.

     Section  3.6   Acquisition of Stock for Investment. Seller understands that
                    -----------------------------------
any issuance of Rick's Common Stock upon the conversion of the Promissory Note (as referenced in Section 1.2 herein) will not have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities acts, and are accordingly, are restricted securities, and Seller represents and warrants to the Purchaser and Rick's that Seller's present intention if Purchaser chooses to convert, is to receive and hold the Rick's Common Stock for investment only and not with a view to the distribution or resale thereof.

     Additionally, Seller understands that any sale of any Rick's Common Stock issued, under current law, will require either (a) the registration of the Rick's Common Stock under the Act and applicable state securities acts; (b) compliance with Rule 144 of the Act; or (c) the availability of an exemption from the registration requirements of the Act and applicable state securities acts. Seller


                      Stock  Purchase  Agreement - Page 5
understands that Rick's intends to file a Registration Statement to register the Rick's Common Stock that may be issued to Seller as contemplated herein within sixty (60) days after the Closing.

     To assist in implementing the above provisions, Seller hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the Rick's Common Stock acquired hereby until the Rick's Common Stock has been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT, ARE
                                         --------
          RESTRICTED AS TO TRANSFERABILITY, AND MAY NOT BE SOLD, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION PROVISIONS OF APPLICABLE
          FEDERAL  AND  STATE  SECURITIES  LAWS  OR  APPLICABLE  EXEMPTIONS
          THEREFROM."

     Section  3.7   No Breaches or Defaults. Except as set forth in Exhibit 3.7,
                    -----------------------
the execution, delivery, and performance of this Agreement by Seller and Peregrine does not: (i) conflict with, violate, or constitute a breach of or a default under, (ii) result in the creation or imposition of any lien, claim, or encumbrance of any kind upon the Shares, or (iii) require any authorization, consent, approval, exemption, or other action by or filing with any third party or Governmental Authority under any provision of: (a) any applicable Legal Requirement, or (b) any credit or loan agreement, promissory note, or any other agreement or instrument to which Seller or Peregrine is a party or by which the Shares may be bound or affected. For purposes of this Agreement, "Governmental Authority" means any foreign governmental authority, the United States of America, any state of the United States, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court, or similar entity, having jurisdiction over the parties hereto or their respective assets or properties. For purposes of this Agreement, "Legal Requirement" means any law, statute, injunction, decree, order or judgment (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

     Section  3.8   Consents.  Except  as  set  forth in Exhibit 3.8, no permit,
                    --------
consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or any other person or entity is required on the part of Seller or Peregrine in connection with the execution and delivery by Seller or Peregrine of this Agreement or the consummation and performance of the transactions contemplated hereby.

     Section  3.9   Pending Claims. Except as set forth in Exhibit 3.9, there is
                    --------------
no claim, suit, arbitration, investigation, judgment, action or other proceeding, whether judicial, administrative or otherwise, now pending or, to the best of Seller's or Peregrine's knowledge, threatened before any court, arbitration, administrative or regulatory body or any governmental agency which may result in any judgment, order, award, decree, liability or other determination which will or could reasonably be expected to have any effect upon Seller or Peregrine or the transfer by Seller to RCI New York of


                      Stock  Purchase  Agreement - Page 6
the Shares under this Agreement, nor is there any basis known to Seller for any such action. No litigation is pending, or, to Seller's or Peregrine's knowledge, threatened against Seller or Peregrine, or their assets or properties which seeks to restrain or enjoin the execution and delivery of this Agreement or any of the documents referred to herein or the consummation of any of the transactions contemplated thereby or hereby. Neither Seller nor Peregrine is subject to any judicial injunction or mandate or any quasi-judicial or administrative order or restriction directed to or against them or which would affect Peregrine or the Shares to be transferred under this Agreement.

     Section  3.10  Taxes.  Peregrine  has  timely  and  accurately  filed  all
                    -----
federal, state, foreign and local tax returns and reports required to be filed prior to such dates and have timely paid all taxes shown on such returns as owed for the periods of such returns, including all sales taxes and withholding or other payroll related taxes shown on such returns. Peregrine has made adequate provision for the payment of all taxes accruable for all periods ending on or before the Closing Date to any taxing authority and are not delinquent in the payment of any tax or governmental charge of any nature. No assessments or notices of deficiency or other communications have been received by Peregrine with respect to any tax return which has not been paid, discharged or fully reserved against and no amendments or applications for refund have been filed or are planned with respect to any such return. There are no agreements between Peregrine and any taxing authority, including, without limitation, the Internal Revenue Service, waiving or extending any statute of limitations with respect to any tax return.

     Section  3.11  Financial Statements. Seller and Peregrine have delivered to
                    --------------------
RCI New York the balance sheet of Peregrine as of December 31, 2002 and 2003, together with the related statements of income, changes in shareholder's equity and cash flow for the year then ended, including the related notes, all prepared by its certified public accountants. In addition, Peregrine has delivered to RCI New York the interim unaudited financial statements for Peregrine for the six month period ended June 30, 2004 (the unaudited balance sheet and interim financial statements are collectively referred to as the "Financial Statements"). Such Financial Statements, including the related notes, are in accordance with the books and records of Peregrine and fairly represent the financial position of Peregrine and the results of operations and changes in financial position of Peregrine as of the dates and for the periods indicated, in each case in conformity with generally accepted accounting principles applied on a consistent basis. Except as, and to the extent reflected or reserved against in the Financial Statements, Peregrine, as of the date of the Financial Statements, has no material liability or obligation of any nature, whether absolute, accrued, continued or otherwise, not fully reflected or reserved against in the Financial Statements. As of the Closing Date, Seller and Peregrine represent there have been no adverse changes in the financial condition or other operations, business, properties or assets of Peregrine in excess of $25,000 from that reflected in the latest financial statements of Peregrine as furnished pursuant to this Agreement.

     Section  3.12  Labor Matters. Peregrine is not a party or otherwise subject
                    -------------
to any collective bargaining agreement with any labor union or association. There are no discussions, negotiations, demands or proposals that are pending or have been conducted or made with or by any labor union or association, and there are not pending or threatened against Peregrine any labor disputes, strikes or work stoppages. To the best of Seller's and Peregrine's knowledge, Peregrine is in compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and, to its knowledge, is not engaged in any unfair labor practices.


                      Stock  Purchase  Agreement - Page 7

Peregrine is not a party to any written or oral contract, agreement or understanding for the employment of any officer, director or employee of Peregrine.

     Section  3.13  Compliance  with Laws.  Peregrine is, and at all times prior
                    ---------------------
to the date hereof have been, to the best of their knowledge, in compliance with all statutes, orders, rules, ordinances and regulations applicable to it or to the ownership of their assets or the operation of their businesses, except for failures to be in compliance that would not have a material adverse effect on the business, properties, condition (financial or otherwise) or prospects of Peregrine. Seller and Peregrine have no basis to expect, nor have they received, any order or notice of any such violation or claim of violation of any such statute, order, rule, ordinance or regulation by Peregrine. Exhibit 3.13 sets forth all licenses and permits held by Peregrine used in the operation of their businesses. These licenses and permits represent all of the licenses and permits required by Peregrine for the operation of their business.

     Section  3.14  Title  to  Properties; Encumbrances.  Peregrine has good and
                    -----------------------------------
marketable  title  to  all  of  its  properties  and  assets, real and personal, tangible and intangible, that are material to the condition (financial or otherwise), business, operations or prospects of Peregrine, free and clear of all mortgages, claims, liens, security interests, charges, leases, encumbrances and other restrictions of any kind and nature, except (i) as disclosed in the Financial Statements of Peregrine, (ii) statutory liens not yet delinquent, and
(iii) such liens consisting of zoning or planning restrictions, imperfections of title, easements, pledges, charges and encumbrances, if any, as do not materially detract from the value or materially interfere with the present use of the property or assets subject thereto or affected thereby. At the time of Closing, the assets of Peregrine shall include, but shall not be limited to, those set forth in Exhibit 3.14.

     Section  3.15  No  Pending  Transactions.  Except  for  the  transactions
                    -------------------------
contemplated by this Agreement, neither Seller nor Peregrine is a party to or bound by or the subject of any agreement, undertaking, commitment or discussions or negotiations with any person that could result in (i) the sale, merger, consolidation or recapitalization of Peregrine, (ii) the sale of any of the assets of Peregrine except in the ordinary course of business, or (iii) the sale of any outstanding capital stock of Peregrine.

     Section  3.16  No  Undisclosed  Liabilities.  To  the  best of Seller's and
                    ----------------------------
Peregrine's  knowledge,  Peregrine  does  not  have  any obligation or liability
(contingent or otherwise) that would be required to be reflected in the financial statements of the Company in accordance with GAAP except as reflected in the Peregrine Balance Sheet.

     Section  3.17  Contracts and Leases. Except as disclosed in Exhibit 3.17,
                    --------------------
Peregrine (i) has no leases of personal property relating to the assets of the Company, whether as lessor or lessee; (ii) has no contractual or other obligations relating to the assets of the Company, whether written or oral; and
(iii) has not given any power of attorney to any person or organization for any purpose relating to the assets of the Company. Other than as contemplated by this Agreement, as of the Closing Date, there will not be any lease agreements for the Premises where The Paradise Club is located. Peregrine has furnished Purchaser a copy of each and every contract, lease or other document relating to the assets of the Company to which they are subject or are a party or a beneficiary. To Seller's and Peregrine's knowledge, such contracts, leases or other documents


                      Stock  Purchase  Agreement - Page 8
are valid and in full force and effect according to their terms and constitutes a legal, valid and binding obligation of Peregrine and the other respective parties thereto and are enforceable in accordance with their terms. Seller and Peregrine have no knowledge of any default or breach under such contracts, leases or other documents or of any pending or threatened claims under any such contracts, leases or other documents. Neither the execution of this Agreement, nor the consummation of all or any of the transactions contemplated under this Agreement, will constitute a breach or default under any such contracts, leases or other documents which would have a material adverse effect on the financial condition of Peregrine for the operation of its business after the Closing.

     Section  3.18  Material  Agreements;  Action.   Except as listed in Exhibit
                    -----------------------------
3.18 hereto, there are no material contracts, agreements, commitments, understandings or proposed transactions, whether written or oral, to which Seller or Peregrine is a party or by which they are bound that involve or relate to: (i) any of the respective officers, directors, stockholders or partners of Peregrine; (ii) the sale of any of the assets of Peregrine other than in the ordinary course of business; (iii) covenants of Seller and Peregrine not to compete in any line of business or with any person in any geographical area or covenants of any other person not to compete with Peregrine in any line of business or in any geographical area; (iv) the acquisition by Peregrine of any operating business or the capital stock of any other Person; (v) the borrowing of money; or (vi) the expenditure of more than $5,000 in the aggregate or the performance by Peregrine extending for a period more than one year from the date hereof, other than in the ordinary course of business.

     Section  3.19  No Default. Neither Seller nor Peregrine is in default under
                    ----------
any term or condition of any instrument evidencing, creating or securing any indebtedness of Seller or Peregrine, and there has been no default in any material obligation to be performed by Seller or Peregrine under any other contract, lease, agreement, commitment or undertaking to which it is a party or by which it or its assets or properties are bound, nor have Seller or Peregrine waived any material right under any such contract, lease, agreement, commitment or undertaking.

     Section  3.20  Books and Records. The books of account, minute books, stock
                    -----------------
record books and other records of Peregrine, all of which have been made available to RCI New York, are accurate and complete and have been maintained in accordance with sound business practices. Upon Closing, all books and records will be in the possession of Seller or Peregrine.

     Section  3.21  Insurance  Policies.  Copies  of  all  insurance  policies
                    -------------------
maintained by Peregrine relating to the operation of The Paradise Club have been delivered or will be made available to Purchaser. The policies of insurance held by Peregrine are in such amounts, and insure against such losses and risks, as Peregrine and Seller reasonably deem appropriate for its property and business operations. All such insurance policies are in full force and effect, and all premiums due thereon have been paid. Valid policies for such insurance will be outstanding and duly in force at all times prior to the Closing.

     Section  3.22  Employee  Benefit  Plans.  Peregrine  does  not  have  or
                    ------------------------
contribute to any pension, profit-sharing, option, other incentive plan, or other Employee Benefit Plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974), or have any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance


                      Stock  Purchase  Agreement - Page 9
pay,  insurance,  or  other  benefits  except  as  set  forth  in Schedule 3.22.
Schedule 3.22 is a list of each employee and consultant and the compensation paid to each employee and consultant.

     Section  3.23     Absence  of  Certain  Changes.  Since  the  date  of  the
                       -----------------------------
Financial  Statements,  Peregrine  has  not:

     (a) suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of Peregrine, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;
     (b) made any change or amendment in each of their respective certificate of incorporation and or formation or Bylaws, or other governing instruments;
     (c) issued or sold any equity securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such equity securities, reclassified, split-up or otherwise changed any such equity security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;
     (d) paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business except as described on Exhibit 3.23(d);
     (e)  prepaid  any material obligation having a maturity of more than ninety
          (90)  days  from  the  date  such  obligation  was issued or incurred;
     (f) cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;
     (g) made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets (other than materials and supplies) at a cost in excess of $5,000 in the aggregate;
     (h) except as described on Exhibit 3.23(h), written off or been required to write off any notes or accounts receivable.

     Section  3.23  Disclosure.  No  representation  or  warranty  of  Seller or
                    ----------
Peregrine contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section  3.24  Brokerage  Commission.  To the extent a brokerage commission
                    ---------------------
is due in connection with this Agreement or the transactions contemplated hereby, Seller assumes the obligation of paying the total brokerage commission.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                           OF RCI NEW YORK AND RICK'S

     RCI New York and Rick's hereby represents and warrants to Seller and Peregrine as follows:

     Section  4.1   Authorization.  RCI New York is a corporation duly organized
                    -------------
in the state of New York and has full power, capacity, and authority to enter into this Agreement and perform the


                      Stock  Purchase  Agreement - Page 10
obligations contemplated hereby. All action on the part of RCI New York necessary for the authorization, execution, delivery and performance of this Agreement by it has been taken and will be taken prior to Closing. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of RCI New York enforceable against RCI New York in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Rick's is a corporation duly organized in the state of Texas and has full power, capacity, and authority to enter into this Agreement and perform the obligations contemplated hereby. All action on the part of Rick's necessary for the authorization, execution, delivery and performance of this Agreement by it has been taken and will be taken prior to Closing. This Agreement, when duly executed and delivered in accordance with its terms, will constitute legal, valid, and binding obligations of Rick's enforceable against Rick's in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     Section  4.2   Valid Issuance.  The Rick's Common Stock which may be issued
                    --------------
to  the  Seller  pursuant  to  the  terms  of the Promissory Note referred to in
Section 1.2 above, when issued in accordance with the provisions of the Promissory Note and this Agreement, will be validly issued, fully paid and non-assessable, and entitled to all of the benefits and rights stated in Rick's Articles of Incorporation and other charter documents.

     Section  4.3   Restricted  Stock.  The  shares of Rick's Common Stock to be
                    -----------------
issued to the Seller pursuant to the terms of the Promissory Note referred to in
Section 1.2 above are restricted securities and may only be sold, under current law, either by (a) the registration of the Rick's Common Stock under the Act and applicable state securities acts; (b) compliance with Rule 144 of the Act; or
(c) the availability of an exemption from the registration requirements of the Act and applicable state securities acts. Rick's will use its best efforts to maintain current information by complying with its reporting requirements under The Securities Act of 1934, as amended. Rick's will undertake to file a Registration Statement with the Securities and Exchange Commission to register the Rick's Common Stock within 60 days following Closing.

     Section  4.4   No Breaches or Defaults. Except as set forth in Exhibit 4.4,
                    -----------------------
the execution, delivery, and performance of this Agreement by RCI New York and Rick's does not: (i) conflict with, violate, or constitute a breach of or a default under or (ii) require any authorization, consent, approval, exemption, or other action by or filing with any third party or Governmental Authority under any provision of: (a) any applicable Legal Requirement, or (b) any credit or loan agreement, promissory note, or any other agreement or instrument to which RCI New York or Rick's is a party.

     Section  4.5   Consents.  Except  as  set  forth in Exhibit 4.5, no permit,
                    --------
consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or any other person or entity is required on the part of RCI New York or Rick's in connection with the execution and delivery by RCI New York and Rick's of this Agreement or the consummation and performance of the transactions contemplated hereby other than as required under the federal securities laws.


                      Stock  Purchase  Agreement - Page 11

     Section  4.6   Disclosure. No representation or warranty of RCI New York or
                    ----------
Rick's contained in this Agreement (including the exhibits hereto) contains any untrue statement or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.


                                    ARTICLE V
                         CONDITIONS TO CLOSING OF SELLER
                                  AND PEREGRINE

     Each obligation of Seller and Peregrine to be performed on the Closing Date shall be subject to the satisfaction of each of the conditions stated in this
Article V, except to the extent that such satisfaction is waived by Seller and Peregrine in writing.

     Section  5.1   Representations and Warranties Correct.  The representations
                    --------------------------------------
and warranties made by RCI New York and Rick's contained in this Agreement shall be true and correct as of the Closing Date.

     Section  5.2   Covenants.  All  covenants,  agreements  and  conditions
                    ---------
contained in this Agreement to be performed by RCI New York and Rick's on or prior to the Closing Date shall have been performed or complied with in all respects.

     Section  5.3   Delivery  of  Certificate.  RCI  New  York  and Rick's shall
                    -------------------------
provide to Seller and Peregrine Certificates, dated the Closing Date and signed by the President of RCI New York and the President of Rick's, respectively, to the effect set forth in Section 5.1 and 5.2 for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions.

     Section  5.4   Consents.  All  necessary  consents  and  approvals  of
                    --------
governmental bodies, lenders, lessors and other third parties shall have been obtained.

     Section  5.5   Payment of Purchase Price.  RCI New York shall have tendered
                    -------------------------
the Purchase Price for the Shares as referenced in Section 1.2 to Seller concurrently with the Closing.

     Section  5.5   Related Transactions.  The Related Transactions as set forth
                    --------------------
in  Section  2.3  shall  be  consummated  concurrently  with  the  Closing.

     Section  5.7   Corporate Resolutions. RCI New York and Rick's shall provide
                    ---------------------
corporate resolutions of the Board of Directors of RCI New York and Rick's, respectively, which approve the transactions contemplated herein and authorize the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date.

     Section  5.8   Absence of Proceedings.  No action, suit or proceeding by or
                    ----------------------
before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or


                      Stock  Purchase  Agreement - Page 12
challenge the transactions contemplated hereby or seeking judgments against RCI New York or Rick's.

                                   ARTICLE VI
                            CONDITIONS TO CLOSING OF
                             RCI NEW YORK AND RICK'S

     Each obligation of RCI New York and Rick's to be performed on the Closing Date shall be subject to the satisfaction of each of the conditions stated in this Article VI, except to the extent that such satisfaction is waived by RCI New York and Rick's in writing.

     Section  6.1   Representations and Warranties Correct.  The representations
                    --------------------------------------
and warranties made by Seller and Peregrine hereof shall be true and correct as of the Closing Date.

     Section  6.2   Covenants.  All  covenants,  agreements  and  conditions
                    ---------
contained in this Agreement to be performed by Seller and Peregrine on or prior to the Closing Date shall have been performed or complied with in all respects.

     Section  6.3   Delivery of Certificate.  Seller and Peregrine shall provide
                    -----------------------
to RCI New York and Rick's Certificates, dated the Closing Date and signed by Seller and by the President of Peregrine, respectively, to the effect set forth in Section 6.1 and 6.2 for the purpose of verifying the accuracy of such representations and warranties and the performance and satisfaction of such covenants and conditions.

     Section  6.4   Delivery of Shares. Seller shall have delivered certificates
                    ------------------
evidencing the Shares of Peregrine, duly endorsed to RCI New York or accompanied by duly executed stock powers in form and substance satisfactory to RCI New York and Rick's.

     Section  6.5   Corporate  Resolutions.  Peregrine  shall provide to RCI New
                    ----------------------
York and Rick's a corporate resolution of the Board of Directors of Peregrine, which approves the transactions contemplated herein and authorizes the execution, delivery and performance of this Agreement and the documents referred to herein to which it is or is to be a party dated as of the Closing Date.

     Section  6.6   Consents;  Transfer  of  Licenses and Leases.  All necessary
                    --------------------------------------------
consents and approvals of governmental bodies, lenders, lessors and other third parties, and any transfer of licenses and leases required for the continued operation of the business of The Paradise Club, including, but not limited to:

          (a) the Cabaret License issued by the New York City Department of Consumer Affairs, shall be in full force and effect; and
          (b) Seller shall have obtained the written consent of the landlord for the transfer of the Shares to the Purchaser at the time of Closing and the continuation of the existing lease with the Purchaser as the owner of the Shares.
          (c) A representative of Purchaser shall have been added to the permanent Liquor License duly issued and approved by the NYS Liquor


                      Stock  Purchase  Agreement - Page 13

               Authority, which will allow for the sale of liquor by the Purchaser on the Premises.
          (d) Purchaser shall have obtained all necessary permits and other authorizations which may be needed to conduct topless entertainment on the Premises, which will serve liquor.

     Section  6.7   Related Transactions.  The Related Transactions as set forth
                    --------------------
in  Section  2.3  shall  be  consummated  concurrently  with  the  Closing.

     Section  6.8   Resignation.  The  Officers and Directors of Peregrine shall
                    -----------
have  provided  to  RCI  New  York  their  written  resignations.

     Section  6.9   Ability  to  Audit.  The  Purchaser  and  Rick's  shall  be
                    ------------------
satisfied that the Seller's financial statements can be audited in compliance with Regulation S-B promulgated under the Securities Act of 1933, as amended.

     Section  6.10  Absence of Proceedings.  No action, suit or proceeding by or
                    ----------------------
before any court or any governmental or regulatory authority shall have been commenced and no investigation by any governmental or regulatory authority shall have been commenced seeking to restrain, prevent or challenge the transactions contemplated hereby or seeking judgments against Peregrine or any of its assets.


                                   ARTICLE VII
                        COVENANTS OF SELLER AND PURCHASER

     Section  7.1   Covenants  of  Seller
                    ---------------------

     a.   Stand  Still.  To  induce RCI New York and Rick's to proceed with this
          ------------
Agreement, Seller and Peregrine agree that until the Closing Date or the termination of this Agreement, neither Seller nor any representative of Peregrine will offer to sell or solicit any offer to purchase or engage in any discussions or activities of any nature whatsoever, directly or indirectly, involving in any manner the actual or potential sale, transfer, encumbrance, pledge, collateralization or hypothecation of any assets of Peregrine. Seller and Peregrine hereby agree to advise RCI New York and Rick's of any contact from any third party regarding the acquisition or other investment in Peregrine or of any contact which would relate to the transactions contemplated by this Agreement.

     b.   Access;  Due  Diligence.  Between  the  date of this Agreement and the
          -----------------------
Closing Date, Seller and Peregrine shall (a) provide RCI New York, Rick's and their authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of Peregrine and to the books and records of Peregrine; (b) permit RCI New York and Rick's to make inspections thereof; and (c) cause the officers and advisors of Peregrine to furnish RCI New York and Rick's with such financial and operating data and other information with respect to the business and properties of Peregrine and to discuss with RCI New York, Rick's and their authorized representatives the affairs of Peregrine as RCI New York and Rick's may from time to time reasonably request.


                      Stock  Purchase  Agreement - Page 14

     c.   Conduct  of Business.  From the date of the execution hereof until the
          --------------------
Closing Date, Seller and Peregrine shall operate the business of Peregrine in the ordinary course consistent with past practices, and:
     (i) the Company will not authorize, declare, pay or effect any dividend except as is consistent with past practices of the Company or liquidation or other distribution in respect of the stock of the Company or other equity interest or any direct or indirect redemption, purchase or other acquisition of any equity interest of the Company;

     (ii) the Company will not make any changes in its condition (financial or otherwise), liabilities, assets, or business or in any of its business relationships, including relationships with suppliers or customers, that, when considered individually or in the aggregate, might reasonably be expected to have a material adverse effect on the Company;

     (iii) the Company will not increase the salary or other compensation payable or to become payable by the Company to any employee, or the declaration, payment, or commitment or obligation of any kind for the payment by the Company of a bonus or other additional salary or compensation to any such person except in the normal course of business, consistent with past practices of the Company;

     (iv) the Company will not sell, lease, transfer or assign any of their assets, tangible or intangible, other than for a fair consideration in the ordinary course of business;

     (v) the Company will not accelerate, terminate, modify or cancel any agreement, contract, lease or license (or series of related agreements, contracts, leases and licenses) involving more than $5,000 to which the Company is a party;

     (vi) the Company will not make any loans to any person or entity, or guarantee any loan;

     (vii) the Company will not waive or release any right or claim held by the Company;

     (viii) the Company will operate its business in the ordinary course and consistent with past practices so as to preserve its business organization intact, to retain the services of its employees and to preserve its goodwill and relationships with suppliers, creditors, customers, and others having business relationships with it;

     (ix) the Company will not issue any note, bond or other debt security or create, incur or assume, or guarantee any indebtedness for borrowed money or capitalized lease obligations;

     (x) the Company will not delay or postpone the payment of accounts payable and other liabilities outside the ordinary course of business;

     (xi) the Company will not make any loan to, or enter into any other transaction with, any of its directors, officers, and employees, outside the ordinary course of business;


                      Stock  Purchase  Agreement - Page 15

     (xii) the Company will not make any change in any method, practice, or principle of accounting involving the business or assets of Peregrine;

     (xiii) the Company will not issue, sell or otherwise dispose of any of its equity securities, or create, sell or dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its equity securities;

     (xiv) the Company will not reclassify, split up or otherwise change any of its equity securities;

     (xv) the Company will not be a party to any merger, consolidation or other business combination; and

     (xvi)     the  Company  will not agree to take any action described in this
               Section  7.1(c).

     Section  7.2   Covenants  of Purchaser.  Purchaser hereby agrees to use its
                    -----------------------
best efforts until the Closing Date to obtain a permanent state liquor license duly issued and approved by the NYS Liquor Authority, which will allow for the sale of liquor by the Purchaser on the Premises and as soon as reasonably possible thereafter Purchaser shall arrange for a representative of Purchaser to be added to the aforesaid liquor license.

                                  ARTICLE VIII
                                 INDEMNIFICATION

     Section  8.1   Indemnification  from  Seller  and  Peregrine.  Seller  and
                    ---------------------------------------------
Peregrine, jointly and severally, hereby agree to and shall indemnify, defend (with legal counsel reasonably acceptable to RCI New York and Rick's), and hold RCI New York, Rick's, their officers, directors, employees, affiliates, assigns, agents and legal counsel (collectively, the "RCI New York Group") harmless at all times after the date of this Agreement, from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonable attorneys fees and costs of any suit related thereto) suffered or incurred by any of the RCI New York Group arising from: (a) any material misrepresentation by, or material breach of any covenant or warranty of Seller or Peregrine contained in this Agreement, or any exhibit, certificate, or other instrument furnished or to be furnished by Seller or Peregrine hereunder; (b) any nonfulfillment of any material agreement on the part of Seller or Peregrine under this Agreement; (c) from any material misrepresentation in or material omission from, any certificate or other instrument furnished or to be furnished to RCI New York hereunder and/or any agreement related to or entered into in connection with the transactions contemplated hereby; or (d) any suit, action, proceeding, claim or investigation against RCI New York which arises from or which is based upon or pertaining to Seller's or Peregrine's conduct or the operation or liabilities of the business of Peregrine prior to the Closing Date.

     If any action is brought against RCI New York or Rick's (the "Indemnified Party") in respect of which indemnity may be sought against Seller or Peregrine pursuant to the foregoing paragraph,


                      Stock  Purchase  Agreement - Page 16
the Indemnified Party shall promptly notify Seller and Peregrine in writing of the institution of such action (but the omission to so notify Seller or Peregrine shall not relieve it from any liability that it may have to such Indemnified Party except to the extent Seller and Peregrine are materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure), and Seller and Peregrine shall assume the defense of such action, including the employment of counsel to be chosen by Seller to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ the counsel chosen by Seller or their own counsel in any such case, but the fees and expenses of such counsel shall be at the Indemnified Party's expense, unless the employment of such counsel shall have been authorized in writing by Seller in connection with the defense of such action, or Seller shall not have employed counsel to take charge of the defense of such action, or counsel employed by Seller shall not be diligently defending such action, or the Indemnified Party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to Seller, or that representation of such Indemnified Party and Seller and Peregrine by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them (in which case Seller shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which event such fees and expenses shall been borne by Seller. Anything in this paragraph to the contrary notwithstanding, Seller shall not be liable for any settlement of, or any expenses incurred with respect to, any such claim or action effected without Seller's written consent, which consent shall not be unreasonably withheld. Neither Seller nor Peregrine shall, without the prior written consent of the Indemnified Party, effect any settlement of any proceeding in respect of which the Indemnified Party is a party and indemnity has been sought hereunder unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

     Section  8.2   Indemnification  from RCI New York and Rick's.  RCI New York
                    ---------------------------------------------
and Rick's agree to and shall indemnify, defend (with legal counsel reasonably acceptable to Seller) and hold Seller, Peregrine, its officers, directors, employees, agents, affiliates, legal counsel, successors and assigns (collectively, the "Seller's Group") harmless at all times after the date of the Agreement from and against any and all actions, suits, claims, demands, debts, liabilities, obligations, losses, damages, costs, expenses, penalties or injury (including reasonably attorneys fees and costs of any suit related thereto) suffered or incurred by any of the Seller's Group, arising from (a) any material misrepresentation by, or material breach of any covenant or warranty of RCI New York or Rick's contained in this Agreement or any exhibit, certificate, or other agreement or instrument furnished or to be furnished by RCI New York or Rick's hereunder; (b) any nonfulfillment of any material agreement on the part of RCI New York or Rick's under this Agreement; or (c) from any material misrepresentation in or material omission from, any exhibit, certificate or other agreement or instrument furnished or to be furnished to Seller hereunder and/or any agreement related to or entered into in connection with the transactions contemplated hereby.

     Section  8.3   Defense  of Claims.  If any lawsuit or enforcement action is
                    ------------------
filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event not less than fifteen (15) days prior to any hearing date or other date by which action must be taken); provided that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After


                      Stock  Purchase  Agreement - Page 17
such notice, the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects, at its cost, risk and expense, with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement of any proceeding in respect of which any indemnified party is a party and indemnity has been sought hereunder unless such settlement of a claim, investigation, suit, or other proceeding only involves a remedy for the payment of money by the indemnifying party and includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     Section  8.4   Default  of  Indemnification  Obligation.  If  an  entity or
                    ----------------------------------------
individual having an indemnification, defense and hold harmless obligation, as above provided, shall fail to assume such obligation, then the party or entities or both, as the case may be, to whom such indemnification, defense and hold harmless obligation is due shall have the right, but not the obligation, to assume and maintain such defense (including reasonable counsel fees and costs of any suit related thereto) and to make any settlement or pay any judgment or verdict as the individual or entities deem necessary or appropriate in such individual's or entities' absolute sole discretion and to charge the cost of any such settlement, payment, expense and costs, including reasonable attorneys fees, to the entity or individual that had the obligation to provide such indemnification, defense and hold harmless obligation and same shall constitute an additional obligation of the entity or of the individual or both, as the case may be.

     Section  8.5   Right to Offset. In the event that the RCI New York Group is
                    ---------------
entitled to indemnification in accordance with Section 8.1 hereof, then Purchaser shall have the right to offset any such amount in excess of $50,000 from any obligations that are then due and payable to the Seller or the Company.

     Section  8.6   Termination.  Indemnification  obligations  of  Peregrine,
                    -----------
Seller, RCI New York and Rick's terminate eighteen (18) months after the date of Closing.


                                   ARTICLE IX
                                   TERMINATION

     This Agreement shall terminate upon the occurrence of any of the following events:

     (i) the transactions contemplated by this Agreement are not consummated on or before the Closing Date (as defined in Section 2.1 (unless extended by all of the parties hereto in writing). In the event of termination as a result of this Section 9.1, then the funds held by the Escrow Agent will be disbursed in accordance with Section 1.3;

     (ii) all of the parties mutually agree in writing to terminate this Agreement;


                      Stock  Purchase  Agreement - Page 18

     (iii) if the NYS liquor authority for the state of New York denies the addition of a representative of Purchaser to the existing Liquor License to sell alcohol on the Premises by December 1, 2004 then the Purchaser or Peregrine will have the right at any time by written notice to the other party to terminate this Agreement and the Purchaser shall be refunded $650,000 then held in Escrow and Peregrine will receive $150,000 then held in Escrow; or

     (iv) any state or federal agency having jurisdiction over approval of this transaction shall disapprove of any part of the proposed transaction.


                                    ARTICLE X
                                  MISCELLANEOUS

     Section  10.1  Amendment; Waiver.  Neither this Agreement nor any provision
                    -----------------
hereof may be amended, modified or supplemented unless in writing, executed by all the parties hereto. Except as otherwise expressly provided herein, no waiver with respect to this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party, and no course of dealing between or among any of the parties, shall constitute a waiver of, or shall preclude any other or further exercise of, any right, power or remedy.

     Section  10.2  Notices.  Any  notices  or  other communications required or
                    -------
permitted hereunder shall be sufficiently given if in writing and delivered in Person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

     (a)  if  to  the  Seller  or  Peregrine:     Philip  Eisenberg
                                                  38  Evergreen  Pl.
                                                  Demarest,  New  Jersey  07627


                         with  a  copy  to:
                                   Jaffe  and  Asher
                                   600  Third  Avenue
                                   New  York,  New  York  10016

          (b)            if  to  RCI  New  York  or  Rick's:

                                   Eric  Langan
                                   10959  Cutten  Road
                                   Houston,  Texas  77066


                      Stock  Purchase  Agreement - Page 19
          with  a  copy  to:       Robert  D.  Axelrod
                                   Axelrod,  Smith  &  Kirshbaum
                                   5300  Memorial  Drive,  Suite  700
                                   Houston,  Texas  77007

A notice or communication will be effective (i) if delivered in Person or by overnight courier, on the business day it is delivered, (ii) if transmitted by telecopier, on the business day of actual confirmed receipt by the addressee thereof, and (iii) if sent by registered or certified mail, three (3) business days after dispatch.

     Section  10.3  Severability.  Whenever  possible,  each  provision  of this
                    ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section  10.4  Assignment;  Successors  and  Assigns.  Except  as otherwise
                    -----------  ------------------------
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto. No party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other parties hereto, which consent will not be unreasonably withheld.

     Section  10.5  Survival  of  Representations, Warranties and Covenants. All
                    -------------------------------------------------------
representations and warranties made in, pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement for the maximum period allowed by law.

     Section  10.6  Public  Announcements.   The parties hereto agree that prior
                    ---------------------
to making any public announcement or statement with respect to the transactions contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other parties hereto and exercise their best efforts to (i) agree upon the text of a joint public announcement or statement to be made by all of such parties or (ii) obtain approval of the other parties hereto to the text of a public announcement or statement to be made solely by the party desiring to make such public announcement; provided, however, that if any party hereto is required by law to make such public announcement or statement, then such announcement or statement may be made without the approval of the other parties.

     Section  10.7  Entire  Agreement.  This  Agreement  and the other documents
                    -----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede and cancel all prior representations, alleged warranties, statements, negotiations, undertakings, letters, acceptances, understandings, contracts and communications, whether verbal or written among the parties hereto and thereto or their respective agents with respect to or in connection with the subject matter hereof.

     Section  10.8  Choice  of  Law.  This  Agreement  shall be governed by, and
                    ---------------
construed in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.


                      Stock  Purchase  Agreement - Page 20

     Section  10.9  Counterparts and Facsimiles.  This Agreement may be executed
                    ---------------------------
in multiple counterparts and in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute and be deemed to be one and the same instrument and each of which shall be considered and deemed an original for all purposes. This Agreement shall be effective with the facsimile signature of any of the parties set forth below and the facsimile signature shall be deemed as an original signature for all purposes and the Agreement shall be deemed as an original for all purposes.

     Section  10.10  Costs  and  Expenses.   Each  party  shall  pay  their  own
                     --------------------
respective fees, costs and disbursements incurred in connection with this Agreement.

     Section  10.11  Section  Headings.  The  section and subsection headings in
                     -----------------
this Agreement are used solely for convenience of reference, do not constitute a part of this Agreement, and shall not affect its interpretation.

     Section 10.12  No Third-Party Beneficiaries. Nothing in this Agreement will
                    ----------------------------
confer any third party beneficiary or other rights upon any person (specifically including any employees of Peregrine) or any entity that is not a party to this Agreement.

     Section  10.13  Validity.  The  invalidity  or  unenforceability  of  any
                     --------
provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

     Section  10.14  Further Assurances.  Each party covenants that at any time,
                     ------------------
and from time to time, after the Closing Date, it will execute such additional instruments and take such actions as may be reasonably be requested by the other parties to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

     Section  10.15  Exhibits Not Attached.  Any exhibits not attached hereto on
                     ---------------------
the date of execution of this Agreement shall be deemed to be and shall become a part of this Agreement as if executed on the date hereof upon each of the parties initialing and dating each such exhibit, upon their respective acceptance of its terms, conditions and/or form.


                      Stock  Purchase  Agreement - Page 21

     IN WITNESS WHEREOF, the undersigned have executed this Stock Purchase Agreement to become effective as of the date first set forth above.

                                        RCI  ENTERTAINMENT  (NEW  YORK).  INC.


                                         /s/  Eric  Langan
                                        ----------------------------------------
                                        By:  Eric  Langan,  President


                                        RICK'S  CABARET  INTERNATIONAL,  INC.


                                         /s/  Eric  Langan
                                        ----------------------------------------
                                        By:  Eric  Langan,  President


                                        PEREGRINE  ENTERPRISES,  INC.


                                         /s/  Phillip  Eisenberg
                                        ----------------------------------------

                                        By:  Philip  Eisenberg,  President


                                         /s/  Phillip  Eisenberg
                                        ----------------------------------------
                                        Philip  Eisenberg,  Individually


                      Stock  Purchase  Agreement - Page 22

                                    EXHIBITS




                      Stock  Purchase  Agreement - Page 23